Exhibit 32.1

CERTIFICATIONS OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Axion International Holdings, Inc. (the Company”) on Form 10-Q for the three months ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the Report”), Steven Silverman, President and Chief Executive Officer of the Company, and Donald Fallon, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2013
/s/ Steven Silverman

Steven Silverman
President and Chief Executive Officer

Date: May 15, 2013	/s/ Donald Fallon

Donald Fallon
Chief Financial Officer